PROMISSORY NOTE
$24,500,000.00    June 17, 2021
FOR VALUE RECEIVED COLLEGE STATION 1892 PROPERTIES, L.L.C., a Texas limited liability company, as maker (“Borrower”), hereby unconditionally promises to pay to the order of REGIONS BANK, an Alabama state banking corporation, as payee (together with its successors and/or assigns, “Lender”), the maximum principal sum of Twenty-Four Million Five Hundred Thousand and No/100 Dollars ($24,500,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of the applicable advance of principal under this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.
ARTICLE I
PAYMENT TERMS
Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.
ARTICLE II
DEFAULT AND ACCELERATION
        The Debt shall become immediately due and payable at the option of Lender upon written notice to Borrower if any payment required in this Note is not paid within five (5) days after the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default; provided, however, and notwithstanding anything contained to the contrary herein, the outstanding Debt shall be automatically accelerated and immediately due and payable, without notice to and without any election by Lender, upon the occurrence of a Bankruptcy Action with respect to Borrower.
ARTICLE III
LOAN DOCUMENTS
This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE IV
SAVINGS CLAUSE
Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness or to any other unpaid obligations of Borrower to Lender pursuant to the Loan Documents, or if there is no such indebtedness or other unpaid obligations, shall be immediately returned to Borrower.
ARTICLE V
NO ORAL CHANGE
This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
ARTICLE VI
WAIVERS
Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind except to the extent expressly provided for in the Loan Documents. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower”, as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term “Borrower”, as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company shall not thereby be released from any liability. Nothing in the foregoing three sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company, as applicable, which may be set forth in the Loan Agreement or any other Loan Document.
ARTICLE VII
TRANSFER
Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights and obligations herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter Borrower agreeing to look solely to the transferee with respect to any then existing liability or responsibility but not waiving its rights with respect to any such liability or responsibility or any existing claims; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.
ARTICLE VIII
EXCULPATION
The provisions of Article X of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.
ARTICLE IX
GOVERNING LAW
This Note shall be governed in accordance with the terms and provisions of Section 11.3 of the Loan Agreement.
ARTICLE X
NOTICES
All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.
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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.
BORROWER:

COLLEGE STATION 1892 PROPERTIES, L.L.C., a Texas limited liability company

By: /s/Erin D. Pickens
Erin D. Pickens, Senior Vice President